UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2012

SUBURBAN PROPANE PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14222	22-3410353
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 Route 10 West
Whippany, NJ	07981
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (973) 887-5300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD

On May 17, 2012, Suburban issued a press release relating to the previously announced exchange offers and consent solicitations in connection with the planned acquisition of Inergy, L.P.’s retail propane operations. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference. The press release is being issued pursuant to and in accordance with Rule 135c promulgated under the Securities Act and is neither an offer to sell or exchange nor a solicitation of an offer to buy or exchange any of these securities and shall not constitute an offer, solicitation, sale or exchange in any jurisdiction in which such offer, solicitation, sale or exchange is unlawful.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

99.1	Press Release of Suburban Propane Partners, L.P. dated May 17, 2012, announcing the extension of the Consent Date in the Exchange Offers and Consent Solicitations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUBURBAN PROPANE PARTNERS, L.P.

Date: May 17, 2012	By:	/s/ Michael A. Stivala
		Name:	Michael A. Stivala
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit

(d)	Exhibits:

99.1	Press Release of Suburban Propane Partners, L.P. dated May 17, 2012, announcing the extension of the Consent Date in the Exchange Offers and Consent Solicitations.